SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 20, 2003


                         U.S. TIMBERLANDS COMPANY, L.P.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                0-23259           91-1842156
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(State or other jurisdiction    (Commission File Number)   (IRS Employer
of incorporation)                                        Identification Number)

625 Madison Avenue, Suite 10-B, New York, New York            10022
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             (Address of principal executive offices)        (Zip Code)

       Registrant's telephone number, including area code: (212) 755-1100
       ------------------------------------------------------------------



        _______________________________________________________________
         (Former name or former address, if changed since last report.)




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Item 7.  Financial Information and Exhibits.


(c)      Exhibits

99.1     Press release issued by the Company on May 20, 2003.



 Item 9.  Regulation FD Disclosure.

In accordance with guidance from the Securities and Exchange Commission in Release No. 33-8216, the information furnished under this Item 9 ("Regulation FD Disclosure") is intended to be furnished under Item 12 ("Results of Operations and Financial Condition"). The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

On May 20, 2003, U.S. Timberlands Company, L.P. (the "Company") issued a press release (the "Press Release") announcing certain financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as
Exhibit 99.1 and incorporated herein by reference.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               U.S. TIMBERLANDS COMPANY, L.P.
                               (Registrant)


Date:    May 29, 2003          By:              /s/ Thomas C. Ludlow
                                   -----------------------------------------
                               Name:     Thomas C. Ludlow
                               Title:    Chief  Operating  Officer  and Chief
                                         Financial Officer





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                                INDEX TO EXHIBITS


Exhibit No.

99.1     Press release issued by the Company on May 20, 2003.